Exhibit 99.1

     Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

                                   INSURANCE PARTNERS, L.P.,
                                   a Delaware limited partnership


                                   By:  Insurance GenPar, L.P.,
                                        a Delaware limited partnership,
                                        General Partner

                                   By:  Insurance GenPar MGP, L.P.,
                                        a Delaware limited partnership,
                                        General Partner

                                   By:  Insurance GenPar MGP, Inc.,
                                        a Delaware corporation,
                                        General Partner



       By:    /s/  Daniel L. Doctoroff

              Daniel L. Doctoroff,
              Vice President


                                   INSURANCE GENPAR, L.P., a Delaware
                                   limited partnership


                                   By:  Insurance GenPar MGP, L.P.,
                                        a Delaware limited partnership,
                                        General Partner

                                   By:  Insurance GenPar MGP, Inc.,
                                        a Delaware corporation,
                                        General Partner


      By:    /s/  Daniel L. Doctoroff

             Daniel L. Doctoroff,
             Vice President


                                   INSURANCE GENPAR MGP, L.P.,
                                   a Delaware limited partnership


                                   By:  Insurance GenPar MGP, Inc.,
                                        a Delaware corporation,
                                        General Partner


    By:    /s/  Daniel L. Doctoroff

          Daniel L. Doctoroff,
          Vice President


                                   INSURANCE GENPAR MGP, INC.,
                                   a Delaware corporation


   By:    /s/  Daniel L. Doctoroff

          Daniel L. Doctoroff,
          Vice President


                                   INSURANCE PARTNERS OFFSHORE
                                   (Bermuda), L.P., a Bermuda limited
                                   partnership


                                   By:  Insurance GenPar (Bermuda), L.P., a
                                        Bermuda limited partnership,
                                        General Partner

                                   By:  Insurance GenPar (Bermuda) MGP,
                                        L.P., a Bermuda limited partnership,
                                        General Partner

                                   By:  Insurance GenPar (Bermuda) MGP,
                                        Ltd., a Bermuda
                                        corporation, General Partner


                         By:    /s/  Daniel L. Doctoroff

                           Daniel L. Doctoroff,
                           Vice President

                               INSURANCE GENPAR (BERMUDA), L.P., a
                                Bermuda limited partnership


                                   By:  Insurance GenPar (Bermuda) MGP,
                                        L.P., a Bermuda limited partnership,
                                        General Partner

                                   By:  Insurance GenPar (Bermuda) MGP,
                                        Ltd., a Bermuda
                                        corporation, General Partner


                         By:    /s/  Daniel L. Doctoroff

                                Daniel L. Doctoroff,
                                Vice President


                                   INSURANCE GENPAR (BERMUDA) MGP, L.P., a
                                   Bermuda limited partnership


                                   By:  Insurance GenPar (Bermuda) MGP,
                                        Ltd., a Bermuda
                                        corporation, General Partner


                         By:    /s/  Daniel L. Doctoroff

                                Daniel L. Doctoroff,
                                Vice President


                          INSURANCE GENPAR (BERMUDA) MGP, LTD., a
                           Bermuda corporation


                          By:    /s/  Daniel L. Doctoroff

                                Daniel L. Doctoroff,
                                Vice President